Follow-On Offering of Common Stock NASDAQ: TBBK February / March 2011 Exhibit 99.1

Forward Looking Statements
Safe Harbor Regarding Forward-Looking Statements
This presentation may contain forward-looking information about The Bancorp, Inc. (“the Company”) that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the Company’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; changes in credit quality; volatilities in the securities markets;
and deteriorating economic conditions, and other risks and uncertainties, including those detailed in the Company’s filings with the
Securities and Exchange Commission.  The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information except as may be required by applicable law.
Free Writing Prospectus Statement
The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC (File
No. 333-170613) for the offering to which this communication relates.  Before you invest, you should read the prospectus and the prospectus supplement in that registration statement, the preliminary prospectus supplement and other documents that the
Company has filed with the SEC for more complete information about the Company and the offering.  You may obtain these documents without charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from UBS Securities LLC, 299 Park Avenue,
New York, NY 10171, Attention: Prospectus Department, (888) 827-7275, or Sandler O'Neill + Partners, L.P., 919 Third Avenue, 6th
Floor, New York, NY 10022, (866) 805-4128.

Offering Summary
Issuer: The Bancorp, Inc. (“The Bancorp” or the "Company")
Ticker/Exchange: TBBK / NASDAQ Global Select Market
Offering: Follow-on Public Offering
Type of Security: Common Stock
Transaction Size: Approximately $50 million
Over-Allotment Option: 15%
Use of Proceeds: General corporate purposes
Joint Book-Running  Managers: UBS Securities LLC
Sandler O’Neill + Partners, L.P.
Co-Manager: Sterne, Agee & Leach, Inc.

Offering Rationale:
–
Increase tangible common equity (TCE/TA¹ to 9.7%) and regulatory capital ratios (TRBC¹ to 16.0%) to further enable balance sheet growth and profitability enhancement through continued business line expansion and organic growth opportunities
Strategic Goal:
–
Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
Tactical Approach:
–
Deposits – Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
–
Assets – Focus on asset classes, including loans and securities, appropriate to our expertise to deliver the requisite risk-adjusted returns to achieve above-peer net interest margins
–
Non-Interest Income – Generate non-interest income, through our deposit and asset approaches, sufficient to offset non-interest expenses

Planning for Growth with Safety and Soundness
(1) Assumes (i) net proceeds received in the offering of $47.0 million and (ii) new assets risk-weighted at 20%; please reference non-GAAP reconciliation on page
25 for TCE/TA reconciliation

Unprecedented Market Opportunity for Growth
The Bancorp is uniquely positioned to take advantage of recent industry trends, regulatory changes, and competitor dislocation, all of which will enable strong growth for The Bancorp and create a compelling use of capital in the near and longer term
Industry trends are from "paper to plastic", "credit to debit", and "manual to electronic", all of which support The
Bancorp's continued strong growth and are unique strengths of The Bancorp's unique market positioning
Through The Bancorp's affinity relationships, the company will continue to provide fee based services and aggregate low-cost deposit bases as more financial services firms turn to partners with scale, strong regulatory standing and compliance records, and niche experience
The Bancorp’s ability to leverage large affinity relationships for the distribution of its products and services provides outsized forward growth opportunity
Recent legislative changes will push larger companies to partner with firms like The Bancorp to protect current revenue
Because of these strong growth trends and favorable industry dynamics, The Bancorp's competitive position has improved dramatically over the last several years through enhanced scale, reputation, personnel and capabilities

Investment Highlights
Experienced senior management team with significant inside ownership of more than 13% and a track record of performance and shareholder returns at previous institutions
The Company has experienced considerable growth through strategic initiatives and targeted acquisitions and is well-positioned to further leverage its existing infrastructure to capitalize on opportunities in its markets of operation
–
In 2010, The Bancorp’s deposits grew 22%
–
Low-cost, stable funding base through multi-channel deposit gathering strategy in niche products
Weighted average cost of deposits of 0.58% for the quarter ended December 31, 2010
Asset quality compares favorably to peers due to disciplined underwriting and long-standing relationships with a significant percentage of the Company's borrowers
–
Community bank assets originated by experienced lenders in relatively stable markets
–
Non-accrual loans represent 0.94% of total loans at 12/31/2010, compared to 2.04% for regional peers
(1)
Solid capital position and asset quality permits the Company to be on the offensive and forward-thinking at a time when many competitors are forced to operate in a reactionary manner
(1) Publicly-traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of December 31, 2010
Source: SNL Financial

DEPOSITS
• Private-Label Banking: stable, lower-cost core deposits
Healthcare
Merchant Processing
Prepaid Cards
Wealth Management
• Community Bank
Net Interest Margin
INCOME
Non-Interest Income:
Stored value, leasing and
merchant processing
Business Model: A Distinct Business Strategy
A commercial bank founded in 2000 headquartered in Wilmington, Delaware with approximately $2.4 billion in assets, $1.6 billion in outstanding loan balances and $2.0 billion of deposits at 12/31/2010
Employs a primarily branchless deposit strategy that delivers a full array of commercial and consumer banking services both locally and nationally through private label banking products
ASSETS
• Above-peer credit quality, well-collateralized loans
to businesses and individuals in the Philadelphia/Wilmington market area:
Commercial lending, commercial & residential
real estate, construction lending
• Automobile Fleet Leasing
• Wealth Management Lending:
Securities backed loans
• SBA Guaranteed Lending Program for National Franchises
• Securities Portfolio:
Primarily highly rated government obligations

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
10 Year Deposit CAGR 39%
5 Year Deposit CAGR 23%
1 Year Deposit Growth Rate 22%
Deposits
Loans
Assets

The Bancorp Inc.

7 Track Record of Significant Growth Since Inception Since 2005, The Bancorp has grown total assets at a compound annual growth rate of over 20%

The Bancorp has leveraged its private label partnerships to grow core deposits meaningfully in recent periods and expects that business to continue to grow through increased market penetration
December 31, 2005 December 31, 2010
Transaction
17.6%
MMDA &
Savings
46.3%
CDs < $100k
34.8%
CDs > $100k
1.3%
Transaction
79.7%
MMDA &
Savings
15.2%
CDs < $100k
4.5%
CDs > $100k
0.6%
Total Deposits: $0.732bn
YTD Average Cost: 2.43%
Peer¹ Average Cost: 1.67%
Total Deposits: $2.0bn
YTD Average Cost: 0.67%
Peer¹ Average Cost: 0.79%
34% CAGR of non-CD deposits
Significant reduction in average
cost of deposits
Growth Engine: Strong Growth in Deposit Business Lines at Low Cost
(1) Publicly-traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion at December 31, 2010
Source: SNL Financial

Significant growth in stored value, health care and other deposit business lines support decreasing average cost of deposits
1031 Exchange,
0.0%
Community Bank,
76.4%
Stored Value,
0.0%
Wealth
Management,
7.1%
Health Care, 2.3%
Merchant
Processing,
14.2%
Growth Engine: Strong Growth in Deposit Business Lines at Low Cost
Stored Value
38.6%
Health Care
17.8%
Community
Bank
16.1%
1031
Exchange
2.5%
Merchant
Processing
3.7%
Wealth
Management
21.3%
December 31, 2005 December 31, 2010
Category Balance Average Cost
Community Bank $559mm 2.32%
Merchant Processing $104mm 2.29%
Wealth Management $52mm 3.70%
Health Care $17mm 2.21%
Stored Value $0mm NA
10/31 Exchange $0mm NA
Category Balance Average Cost
Stored Value $781mm 0.11%
Wealth Management $431mm 0.73%
Health Care $360mm 1.12%
Community Bank $327mm 0.58%
Merchant Processing $75mm 0.41%
10/31 Exchange $50mm 1.21%

Deposit-Generating Strategies: Sticky and Long-Term
3 < > 5
years
5%
1 < > 3
years
49%
< 1 year
46%
The Bancorp has long-term, often exclusive agreements in place with its private-label banking partners
We have retained 99% of maturing contracts
Private Label Agreements by Remaining Contractual Term

$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
2009 2010
Stored value income: 38%
Leasing income: 133%
Merchant income: 65%
Deposit Service fees: 56%
Debit card income: 48%
Other: 153%

Non-Interest Income-Generating Strategies: Growth and Sustainability
Continued growth in non-interest income
(1)
from all business segments
(1) Excludes a gain of $1.1 million on sale of investments and $2.2 million of securities impairments in 2009 and a $1.2 million gain on sale of investments and
$0.135 million of securities impairments in 2010
Year-over-Year Percentage Growth
Dollars in millions

Non-Interest Income-Generating Strategies: Growth and Sustainability
Continued growth in non-interest income
(1)
relative to non-interest expense
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2009 2010
Non-interest Income
Non-interest Expense
Non-interest Income /
Non-interest Expense
2009: 23%
2010: 32%
Dollars in millions
(1) Excludes a gain of $1.1 million on sale of investments and $2.2 million of securities impairments in 2009 and a $1.2 million gain on sale of investments and
$0.135 million of securities impairments in 2010

Primary Asset-Generating Strategies: Business Line Overview
Category
Balance
(in thousands)
Avg. Yield
Community Bank $ 1,358,349 4.92%
Wealth Management $    157,471 3.36%
Leasing Portfolio $    103,289 8.93%
Investment Securities $    252,529 4.30%
Community
Bank
Lending
72.6%
Wealth
Management
Lending
8.4%
Leasing
Portfolio
5.5%
Investment
Securities
13.5%
December 31, 2010
Community Bank
–
Offers traditional community banking products and services
targeting the highly fragmented Philadelphia/Wilmington
banking market
Leasing Portfolio
–
Well-collateralized automobile fleet leasing
Primarily Eastern United States
Average transaction: 8-15 automobiles, $350,000
–
50% of portfolio leased by state and federal agencies
Wealth Management
–
16 partners, managing $200 billion in assets
SEI Investments, Legg Mason
–
Generates securities-backed loans and other loans
Securities
–
High credit quality tax-exempt municipal obligations
–
U.S. Government agency securities
As with funding, The Bancorp employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations

Well-Positioned in Attractive, Stable Markets
Home Prices 3Q2007 to 3Q2010 Home Prices 3Q2009 to 3Q2010
United States (1) -24.7% -1.5%
Philadelphia, PA (1) -8.4% -1.0%
1st
Quarter 2010 US NJ DE PA
% of Homes with Negative
Equity (2)
22.5% 15.2% 13.3% 7.4%
Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
–
Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia, Delaware, Chester, Montgomery,
Bucks and Lehigh Counties in Pennsylvania; New Castle County in Delaware; and Mercer, Burlington, Camden, Ocean and
Cape May Counties in New Jersey
Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics
Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited relative stability, which is reflected in a lesser reduction in housing prices and negative equity compared to the rest of the nation, as shown below
(1) Fiserv, Inc., February 2011
(2) CoreLogic

Historical Loan Portfolio Overview
Proven track record of originating high quality loans
–
Loan / Deposit ratio stands at approximately 80% at December 31, 2010
–
Non-accrual / Loans of 0.94% at December 31, 2010
(1) Loans balances exclude deferred loan costs
(2) Prior to December 31, 2007, construction loans were not broken out by category
Robust growth through strong community relationships, while maintaining conservative underwriting standards
110,930 107,096 142,171 140,129
Construction: Commercial, Acquisition and
Development
26.1% 194,320 178,608 157,446 144,882 108,374 61,017 Security-Backed Loans and Other
29.9% 441,799 402,232 353,219 325,166 199,397 119,654 Commercial & Industrial
(Dollar Values in Thousands)
2005 2006 2007 2008 2009 2010 CAGR
Commercial Mortgage 190,153 327,639 369,124 488,986 569,434 580,780 25.0%
Construction 168,149 275,079 307,614 305,889 207,184 203,120 3.9%
Direct Financing Leases, Net 81,162 92,947 89,519 85,092 78,802 103,289 4.9%
Residential Mortgage 62,378 62,413 50,193 57,636 85,759 93,004 8.3%
Total Loans (1) 682,513 1,065,849 1,286,498 1,448,268 1,522,019 1,616,312 18.8%
Supplemental loan data (2)
Construction: 1-4 Family 167,485 163,718 100,088 92,190
Total Construction 307,614 305,889 207,184 203,120

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10
TBBK
Regional Peers
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
1.60%
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10
TBBK
Regional Peers
40%
60%
80%
100%
120%
140%
160%
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10
TBBK
Regional Peers
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10
TBBK
Regional Peers

Asset Quality Review
Non-accrual Loans / Total Loans
(1)
Reserves / Gross Loans
(1)
Reserves / NPAs
(1)(2)
(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of December 31, 2010; graphs represent median values
(2) NPAs include non-accrual loans, loans 90+days past due, restructured loans and OREO
(3) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90+PD + OREO) / (Loan Loss Reserves + Tangible Common Equity)
Source: SNL Financial
Texas Ratio
(1)(3)

Investment Highlights
Experienced senior management team with significant inside ownership of more than 13% and a track record of performance and shareholder returns at previous institutions
The Company has experienced considerable growth through strategic initiatives and targeted acquisitions and is well-positioned to further leverage its existing infrastructure to capitalize on opportunities in its markets of operation
–
In 2010, The Bancorp’s deposits grew 22%
–
Low-cost, stable funding base through multi-channel deposit gathering strategy in niche products
Weighted average cost of deposits of 0.58% for the quarter ended December 31, 2010
Asset quality compares favorably to peers due to disciplined underwriting and long-standing relationships with a significant percentage of the Company's borrowers
–
Community bank assets originated by experienced lenders in relatively stable markets
–
Non-accrual loans represent 0.94% of total loans at 12/31/2010, compared to 2.04% for regional peers
(1)
Solid capital position and asset quality permits the Company to be on the offensive and forward-thinking at a time when many competitors are forced to operate in a reactionary manner
(1) Publicly-traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of December 31, 2010
Source: SNL Financial

Appendix * * * * *

Strong Senior Management Team with a Wealth of Experience
Highly experienced senior management team with an aggregate of over 140 years of experience providing middle market banking services
–
Management has a significant history together as most are former executives of a prior bank which was sold in November 1999
Inside ownership over 13% (fully diluted)
Executive Title Banking Experience
Betsy Z. Cohen (6% Ownership) Chief Executive Officer, Chairman of Bancorp Bank 36 Years
Frank M. Mastrangelo President & Chief Operating Officer 18 Years
Paul Frenkiel Executive Vice President & Chief Financial Officer 20 Years
Donald F. McGraw, Jr Executive Vice President & Chief Credit Officer 33 Years
Arthur M. Birenbaum Executive Vice President, Commercial Lending 30 Years
Scott R. Megargee Executive Vice President, Consumer Lending 26 Years
Peter Chiccino Chief Information Officer 16 Years
Jeremy Kuiper Managing Director (Stored Value Solutions) 16 Years

Historical Financial Performance
12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 9/30/2010 12/31/2010
Balance Sheet ($000)
Total Assets 917,471 1,334,838 1,568,382 1,792,375 2,043,534 2,395,723 2,123,870 2,659,676 2,395,723
Total Net Loans 676,069 1,056,419 1,276,556 1,431,988 1,504,599 1,595,132 1,554,189 1,568,709 1,595,132
Total Deposits 732,588 1,069,255 1,278,317 1,525,362 1,654,509 2,024,097 1,881,607 2,422,387 2,024,097
Total Equity 134,947 148,908 176,259 180,403 245,203 198,906 203,778 201,432 198,906
Profitability (%)’
Net Income ($000) 7,447 12,500 14,340 (42,380) 4,102 5,222 407 588 2,041
ROAA 1.02 1.19 1.04 (2.49) 0.22 0.23 0.07 0.10 0.34
ROAE 5.69 8.90 9.15 (23.64) 1.99 2.45 0.76 1.15 4.01
Net Interest Margin 4.57 4.32 3.90 3.44 3.74 3.28 3.44 3.26 3.37
Efficiency Ratio 62.37 51.72 51.77 68.17 70.94 70.39 71.95 72.86 69.37
Balance Sheet Ratios/ Capital (%)’
Loans/ Deposits 92.93 99.59 100.66 95.36 92.10 80.00 83.79 65.66 80.00
Tangible Common Equity/ Tangible Assets 14.19 10.80 7.50 7.26 9.63 7.96 9.19 7.25 7.96
Tier 1 Ratio 17.94 13.50 10.15 11.72 15.81 11.99 12.82 12.25 11.99
Risk-based Capital Ratio 18.69 14.28 10.95 12.87 17.06 13.24 14.07 13.51 13.24
Leverage Ratio (Bank, BHC Only) 15.90 12.28 9.18 10.10 12.68 8.37 9.76 8.67 8.37
Asset Quality (%)’
Non-accrual Loans + Restructured Loans + OREO/ Assets 0.00 0.00 0.07 0.73 0.62 0.73 0.88 0.75 0.73
Loan Loss Reserves/ Gross Loans 0.81 0.79 0.80 1.20 1.26 1.49 1.42 1.37 1.49
Reserves/ Non-accrual Loans + OREO NM NM 875.28 130.25 150.23 138.19 119.75 109.73 138.19
For the Year Ended For the Quarter Ended

Current Loan Portfolio and Asset Quality Overview at 12/31/2010
(185) 12 332 - 0.06% 960 12% 194,320 Securities backed loans and other
25 285 100 - 0.14% 2,280 27% 441,799 Commercial & Industrial
Category
Balance
(in
thousands)
% of Total
Loans
Nonaccrual
Loans
(in
thousands)
Nonaccrual/
Total Loans
OREO
(in
thousands)
30-89 Days
Delinquent
(in
thousands)
90+ Days
Delinquent
(in
thousands)
Quarter
Charge-offs
(net in
thousands)
Commercial mortgage $580,780 36% $1,650 0.10% $1,890 $774 $824 $(1,229)
Construction 203,120 13% 4,881 0.30% - 391 - -
Direct financing leases (auto leases) 103,289 6% - 0.00% - 1,008 49 (3)
Residential mortgage 93,004 6% 5,526 0.34% 225 - 1,050 (493)
Total $1,616,312 100% $15,297 0.94% $2,115 $2,605 $2,220 $(1,885)

Asset Quality Trends
30 - 89 Days 90+ Days Delinquent Non-Accrual Total 90+ PD,
(Dollar Values in Thousands)
Past Due Past Due Loans Loans OREO NA Loans & OREO
December 31, 2008 23,883 4,054 27,937 8,729 4,600 17,383
December 31, 2009 9,463 12,995 22,458 12,270 459 25,724
December 31, 2010 2,605 2,220 4,825 15,297 2,115 19,632
(Dollar Values in Thousands)
30 - 89 Days Past Due 90 Days+ Past Due Non-Accrual Loans
Category 12/31/07 12/31/08 12/31/09 12/31/10 12/31/07 12/31/08 12/31/09 12/31/10 12/31/07 12/31/08 12/31/09 12/31/10
Commercial 97 500 0 100 0 0 1,161 285 1,169 373 3,765 2,280
Commercial Mortgage 1,530 11,769 1,649 774 168 2,493 5,980 824 0 1,719 2,310 1,650
Construction 0 7,357 2,970 391 0 499 2,612 0 0 4,841 4,521 4,881
Direct Financing Leases, Net 1,421 3,618 2,358 1,008 506 541 47 49 0 0 0 0
Residential Mortgae 592 0 2,486 332 6,400 0 0 12 0 1,796 149 960
Security-Backed Loans and Other 2,923 639 0 0 1,599 521 3,195 1,050 0 0 1,525 5,526
Total Loans $6,563 $23,883 $9,463 $2,605 $8,673 $4,054 $12,995 $2,220 $1,169 $8,729 $12,270 $15,297

Deposit-Generating Strategies: Grow Market Share in Expanding Markets
Healthcare Affinity Relationships
As of January 10, 2010 we were  the 6th largest financial
institution in the Health Savings Account (HSA) space based on total deposits (1)
We service insurance carriers, third-party administrators and large brokerage firms for distribution of HSAs and related
accounts
Dynamics of the healthcare insurance industry are generating rapid growth in the HSA market:
–
For the year ended January 10 ,2010, there was a 24%
increase in HSA balances nationally (1)
–
During that same period, HSA custodians and administrators
reported that the number of HSAs grew by 26% (1)
–
Since 2003, the number of Americans with HSAs and High
Deductible Health Plans (HDHPs) has grown to over 8
million, from a base of 3 million (2)
–
Growth trends are projected to continue with banks holding
$25 billion in assets by 2015 (1)
Prepaid Card Affinity Relationships
We are a market leader in a rapidly growing market for open loop prepaid debit cards:
–
5th largest prepaid bank card issuer (3)
–
17th largest overall Visa and Mastercard commercial card
issuer in the U.S. (3)
Prepaid card growth rates have been in excess of 31% annually, with some segments growing significantly more:
–
Open-Loop products are projected to have $549.7 billion
loaded in 2012 compared to $124.64 billion loaded in 2009,
or an annual growth rate of 64% (4)
–
The Open-Loop Gift Card market grew by 31% in 2009 and
we believe will continue that trajectory
We are the industry’s largest Agent Bank gift card issuer (5)
We serve clients such as Western Union, Intuit, Deluxe Check
Printers, Digital, Incomm and Univision
(1) Consumer Health Savings Update 2010 ,Consumer Driven Market Report  Industry Data
(2) AHIP’s Center for Policy and Research, January 2009 census HSA/High-Deductible Health Plans
(3) Nilson Report, June 2010
(4) Mercator Advisory Group
(5) There is no independent survey of which we are aware, this conclusion is based on our knowledge of the industry

Deposit-Gathering Strategies: Grow Market Share in Expanding Markets
Wealth Management Affinity Relationships
Wealth management deposit and lending services to wealth
management platforms and firms – including limited-purpose
trust companies, broker/dealers and TPAs/record keepers:
Wealth Management Bank Affinities:
–
Currently 16 relationships with firms having approximately
$200 billion in assets under management
–
Over 7,000 investment advisors serving more than 280,000
clients
–
SEI, Legg Mason, Commonfund
Master Demand Account (MDA) – DTC/NSCC-traded ERISA-
qualified bank deposit account:
–
Trades on the DTC/NSCC like Money Market Mutual Funds
–
FDIC insurance passed through to 401(k) participant
–
Schwab, Matrix, SunGard, Ascensus, Great-West
–
Growth potential due to growing demographics of retirement
market
Safe Harbor IRA Rollovers:
–
Rollover Systems, WMSI
Merchant Processing Relationships
Top 20 Acquiring Bank for credit and debit card processing (1)
Top 50 Originating Bank for ACH processing (2)
Combined annual processing volume of $25 billion (3)
Numerous third-party channels, including:  Fiserv, FIS, TSYS,
BankServ, Heartland, Planet Payment and HealthEquity
(1) Management believes, based upon increased volume in 2010 and independent rankings for 2009, that The Bancorp would rank in the top 20 nationally of acquiring banks
(2) NACHA – The Electronics Payments Association, The Top 50
Originators,
2010
(3) The Nilson Report, March 2010

Non-GAAP Reconciliation
Dollars in thousands
2005 2006 2007 2008 2009 2010 6/30/2010 9/30/2010 12/31/2010
Shareholders' Equity $134,947 $148,908 $176,259 $180,403 $245,203 $198,906 $203,778 $201,432 $198,906
Goodwill (3,951) (3,951) (50,173) 0 0 0 0 0 0
Intangible Assets 0 0 (12,006) (11,005) (10,005) (9,005) (9,505) (9,255) (9,005)
Tangible Equity 130,996 144,957 114,080 169,398 235,198 189,901 194,273 192,177 189,901
Preferred Equity (1,330) (1,186) (1,116) (40,109) (39,411) 0 0 0 0
Tangible Common Equity $129,666 $143,771 $112,964 $129,289 $195,787 $189,901 $194,273 $192,177 $189,901
Total Assets $917,471 $1,334,838 $1,568,382 $1,792,375 $2,043,534 $2,395,723 $2,123,870 $2,659,676 $2,395,723
Goodwill (3,951) (3,951) (50,173) 0 0 0 0 0 0
Intangible Assets 0 0 (12,006) (11,005) (10,005) (9,005) (9,505) (9,255) (9,005)
Tangible Assets $913,520 $1,330,887 $1,506,203 $1,781,370 $2,033,529 $2,386,718 $2,114,365 $2,650,421 $2,386,718
Tangible Common Equity / Tangible Assets 14.19% 10.80% 7.50% 7.26% 9.63% 7.96% 9.19% 7.25% 7.96%
For the Year Ended December 31, For the Quarter Ended